Exhibit 99.1

Exchange Agreement

[                    ] (the “Investor”) enters into this Exchange Agreement (this “Agreement”) with MannKind Corporation (the “Company”) on September 29, 2017 whereby the Investor will exchange (the “Exchange”) all of the Company’s Series A Common Stock Purchase Warrants and Series B Common Stock Purchase Warrants (the “Warrants”) owned by the Investor for a specified number of shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

1. The Exchange. Subject to the terms and conditions of this Agreement, the Investor hereby agrees to exchange the Warrants set forth on Annex A hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, rights, proxies, equity or other adverse claim thereto (collectively, “Liens”) (such Warrants, the “Exchanged Warrants”) for the number of unrestricted, and freely tradeable, shares of Common Stock specified on Annex A hereto (the “Shares”), and the Company hereby agrees to issue such Shares to the Investor in exchange for such Exchanged Warrants.

2. The Closing. The closing of the Exchange (the “Closing”) shall take place at the offices of Cooley LLP, 4401 Eastgate Mall, San Diego, California 92101 at 10:00 a.m., New York City time, on October 3, 2017, or at such other time and place as the Company and the Investor may agree to (the “Closing Date”).

3. The Terms of the Exchange; Closing Mechanics.

Subject to the terms and conditions of this Agreement, effective upon the delivery of the Shares to the balance account of the Investor’s broker with The Depository Trust Company (“DTC”) through its Deposit/Withdrawal at Custodian system (a “DWAC”) (such time, the “Effective Time”) pursuant to the instructions set forth on the signature page of the Investor, the Exchange shall occur, and without further action by Investor, the Warrants shall be automatically cancelled and the Investor hereby (a) waives any and all other rights with respect to such Exchanged Warrants and (b) releases and discharges the Company from any and all claims the Investor may now have, or may have in the future, arising out of, or related to, such Exchanged Warrants (excluding any claims arising hereunder).

(a) As soon as commercially practicable following the Closing, the Investor shall cause the certificate evidencing the Exchanged Warrants to be delivered to the Company or a lost warrant affidavit in form and substance reasonably satisfactory to the Company; and

(b) On the Closing Date, subject to satisfaction of the conditions precedent specified in Section 6 hereof, the Company shall issue the Shares to the Investor via DWAC (or other book-entry procedures) pursuant to instructions set forth on the signature page of the Investor attached hereto.

4. Representations and Warranties and Covenants of the Company. The Company represents and warrants to the Investor that:

(a) Organization. The Company is duly organized and is validly existing under the laws of the State of Delaware.

(b) Due Authorization. This Agreement has been duly authorized, executed and delivered by the Company.

(c) Shares. The Shares (a) are duly authorized and, upon their issuance pursuant to the Exchange against delivery of the Exchanged Warrants, will be validly issued, fully paid and non-assessable, (b) will not, at the Closing, be subject to any preemptive, participation, rights of first refusal or other similar rights, and (c) assuming the accuracy of the Investor’s representations and warranties hereunder, (i) will be issued in the Exchange exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to either Section 3(a)(9) or Section 4(a)(2) of the Securities Act, and (ii) assuming the Investor is not an affiliate of the Company, will, at the Closing, be free of any restricted legends or any restrictions on resale by the Investor pursuant to Section 3(a)(9) of the Securities Act or Rule 144 promulgated under the Securities Act.

(d) Listing. When issued in the Exchange, the Shares shall be listed on each national U.S. securities exchange upon which the Common Stock is then listed.

(e) Disclosure. On or before, 9:00 a.m., New York City Time, on the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a Current Report on Form 8-K disclosing all material terms of the Exchange (to the extent not previously publicly disclosed) (as applicable, the “Disclosure Filing”). From and after the filing of the Disclosure Filing, the Company shall have disclosed all material, non-public information (if any) provided up to such time to the Investor by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the Disclosure Filing, the Company acknowledges and agrees that the oral confidentiality obligations of the Investor in favor of the Company with respect to the transactions contemplated by this Agreement shall terminate. Without the prior written consent of the Investor (which may be granted or withheld in the Investor’s sole discretion), except as required by applicable law, the Company shall not (and shall cause each of its Subsidiaries and affiliates to not) disclose the name of the Investor in any filing, announcement, release or otherwise.

5. Representations and Warranties of the Investor. The Investor hereby represents and warrants to and covenants with the Company that:

(a) The Investor is a corporation, limited partnership, limited liability company or other entity, as the case may be, duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b) The Investor has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. This Agreement and the consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Investor’s organizational documents, (ii) any agreement or instrument to which the Investor is a party or by which the Investor or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Investor.

(c) The Investor is the current sole legal and beneficial owner of the Exchanged Warrants set forth on Annex A hereto, and the Investor neither holds nor beneficially owns any other Warrants of the Company. When the Exchanged Warrants are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all Liens. The Investor has not (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of the Exchanged Warrants or its rights in the Exchanged Warrants (other than to the Company pursuant hereto), or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to the Exchanged Warrants. Investor warrants that no Liens on the Exchanged Warrants will be created by the Investor or any of its Affiliates (defined below) after the date of this Agreement or will be existing at the Closing.

(d) The Investor is a resident of the state or country set forth on its signature page hereto and is not acquiring the Shares as a nominee or agent or otherwise for any other person.

(e) The Investor will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases, otherwise acquires or sells the Shares and will obtain any consent, approval or permission required for such purchases, acquisitions or sales under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchases, acquisitions or sales, and the Company shall have no responsibility therefor.

(f) The Investor understands and accepts that acquiring the Shares in the Exchange involves risks including, but not limited to, risks described in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”). The Investor has such knowledge, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of the Exchange and an investment in the Shares. With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Shares and the consequences of the Exchange and this Agreement. The Investor has considered the suitability of the Shares as an investment in light of its own circumstances and financial condition, and the Investor is able to bear the risks associated with an investment in the Shares.

(g) The Investor covenants that neither it nor any person acting on its behalf or pursuant to any understanding with it will disclose to a third party any information regarding the Exchange or engage, directly or indirectly, in any transactions in the securities of the Company (including Short Sales) prior to the time the transactions contemplated by this Agreement are publicly disclosed by the Company. “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 of Regulation SHO promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all types of direct and indirect stock pledges, forward sale contracts, options, puts, calls, short sales, swaps, derivatives and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker-dealers or foreign regulated brokers. Solely for purposes of this clause (g), subject to the Investor’s compliance with its obligations under the U.S. federal securities laws and the Investor’s internal policies, “Investor” shall not be deemed to include any employees, subsidiaries or affiliates of the Investor that are effectively walled off by appropriate “Chinese Wall” information barriers approved by the Investor’s legal or compliance department (and thus have not been privy to any information concerning the Exchange).

(h) The Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its agents or affiliates as investment advice or as a recommendation to participate in the Exchange and receive the Shares pursuant to the terms hereof. It is understood that information provided by the Company or any of its agents or affiliates shall not be considered investment advice or a recommendation with respect to the Exchange, and that none of the Company or any of its agents or affiliates is acting or has acted as an advisor to the Investor in deciding whether to participate in the Exchange. The Investor is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives, except for the representations and warranties made by the Company in this Agreement.

(i) The Investor confirms that the Company has not (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Shares; or (2) made any representation to the Investor regarding the legality of an investment in the Shares under applicable investment guidelines, laws or regulations. In deciding to participate in the Exchange, the Investor is not relying on the advice or recommendations of the Company, and the Investor has made its own independent decision that the investment in the Shares is suitable and appropriate for the Investor.

(j) The Investor is a sophisticated participant in the transactions contemplated hereby and has such knowledge, skill and experience in financial, business and investment matters as to be capable of evaluating the merits and risks of an investment in the Shares, is experienced in investing in capital markets and is able to bear the economic risk of an investment in the Shares, including sustaining any loss resulting therefrom without material injury. The Investor is familiar with the business and financial condition and operations of the Company, has conducted its own investigation of the Company and the Shares and has consulted with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby. The Investor has had access to all materials it deems necessary to enable it to make an informed investment decision concerning the Exchange and has had the opportunity to review the Company’s filings and submissions with the SEC, including, without limitation, all information filed or furnished pursuant to the Exchange Act. The Investor acknowledges and agrees that no statement or written material contrary to this Agreement has been made or given to the Investor by or on behalf of the Company. The Investor has had a full opportunity to ask questions of the Company and its representatives concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange and has received answers thereto as the Investor deems necessary to enable it to make an informed investment decision concerning the Exchange and the Shares.

The Investor specifically understands and acknowledges that, on the date of this Agreement and on the Closing Date, the Company may have in its possession non-public information that could be material to the market price of the Warrants and/or the Common Stock, including but not limited to non-public information related to the Company’s financial and operating results for the quarter ended September 30, 2017, that it has not disclosed to the Investor. The Investor hereby represents and warrants that, in entering into this Agreement and consummating the transactions contemplated hereby, it does not require the disclosure of such non-public information to it by the Company in order to make an investment in the Common Stock or a disposition of the Warrants, and hereby waives all present or future claims arising out of or relating to the Company’s failure to disclose such non-public information to the Investor.

(k) The Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the Shares, or made any finding or determination concerning the fairness or advisability of such investment.

(l) The Investor is an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

(m) The Investor is not directly, or indirectly through one or more intermediaries, controlling or controlled by, or under direct or indirect common control with, the Company and is not, and has not been for the immediately preceding three months, an “affiliate” (within the meaning of Rule 144 under the Securities Act) (an “Affiliate”) of the Company. To its knowledge, the Investor did not acquire any of the Exchanged Warrants, directly or indirectly, from an Affiliate of the Company. The Investor and its

Affiliates collectively beneficially own and will beneficially own as of the Closing (but without giving effect to the Exchange) (i) less than 10% of the outstanding Common Stock of the Company and (ii) less than 10% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”). Immediately after the receipt by the Investor of the Shares in the Exchange, the aggregate number of shares of Common Stock owned by the Investor and its Affiliates, together with the aggregate number of shares equal to the notional value of any “long” derivative transaction relating to such Common Stock to which the Investor or its Affiliate is a party (excluding derivative transactions relating to broad based indices and any interest in the Warrants), will not exceed 9.99% of the outstanding Common Stock of the Company.

(n) The Investor understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether the Investor’s participation in the Exchange meets the requirements for exemption from, or a transaction not subject to, the registration requirements of the Securities Act. The Investor acknowledges that the Shares have not been registered under the Securities Act.

(o) The Investor acknowledges that the terms of the Exchange have been mutually negotiated between the Investor and the Company. The Investor was given a meaningful opportunity to negotiate the terms of the Exchange.

(p) The Investor specifically acknowledges that the Company would not enter into this Agreement or any related documents in the absence of the Investor’s representations, warranties and acknowledgments set out in this Agreement (including, without limitation, the representations set forth under clause (j) above), and that this Agreement, including such representations, warranties and acknowledgments, are a fundamental inducement to the Company, and a substantial portion of the consideration provided by such Investor, in this transaction, and that the Company would not enter into this transaction but for this inducement.

(q) The Investor will, upon request, execute and deliver any additional documents, information or certifications reasonably requested by the Company to complete the Exchange.

(r) The Investor understands that, unless the Investor notifies the Company in writing to the contrary before the Closing, each of the Investor’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing Date, taking into account all information received by the Investor.

(s) The Investor acknowledges that it had a sufficient amount of time to consider whether to participate in the Exchange. The Investor acknowledges that it did not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act.

(t) To the best of the Investor’s knowledge, neither the Investor nor any of its Affiliates, nor any of their respective subsidiaries, directors, officers, general partners, managers, employees or agents is a Person that is, or is owned or controlled by any individual, partnership, joint venture, corporation, limited liability company, association, trust or other enterprise (each, a “Person”) that is: (i) the subject of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“Sanctions”) or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions. Each of the Investor and its subsidiaries has implemented and maintains in effect policies and procedures and controls reasonably designed to ensure compliance by the Investor and each such subsidiary with applicable Sanctions.

(u) On or prior to the Closing Date, the Investor shall deliver to the Company completed IRS Forms W-9 or W-8, as applicable, with regards to the Investor.

6. Conditions to Obligations of the Investor and the Company. The obligations of the Investor to exchange the Exchanged Warrants and of the Company to deliver the Shares are subject to the satisfaction at or prior to the Closing of the condition precedent that the representations and warranties of the Company and the Investor contained in Sections 4 and 5, respectively, shall be true and correct as of the Closing in all material respects (except with such representations qualified by materiality or material adverse effect, which shall be true and correct in all respects) with the same effect as though such representations and warranties had been made as of the Closing (except with such representations and warrants made as of a specific date, which shall remain true and correct as of such specific date).

7. Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

8. Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

9. Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing, signed by the party against whom any waiver, change, discharge or termination is sought.

10. Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Company or the Investor without the prior written consent of the other party.

11. Waiver of Jury Trial. EACH OF THE COMPANY AND THE INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

12. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

13. Submission to Jurisdiction. Each of the Company and the Investor (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that it may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

14. Venue. Each of the Company and the Investor irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 13. Each of the Company and the Investor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

15. Costs and Expenses. The Investor and the Company shall each pay their own respective costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement, including, but not limited to, attorneys’ fees.

16. Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

17. Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by facsimile or other electronic means, including telecopy, email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

18. Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid to the following addresses, or, in the case of the Investor, the address provided on the signature page below (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	MannKind Corporation 30930 Russell Ranch Road, Suite 301 Westlake Village, California 91362 Attention: General Counsel

19. Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

20. Notification of Changes. The Investor hereby covenants and agrees to notify the Company upon the occurrence of any event prior to the Closing that would cause any representation, warranty, or covenant of the Investor contained in this Agreement to be false or incorrect in any material respect.

21. Severability. If any term or provision (in whole or in part) of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

22. Holding Period. For the purposes of Rule 144, the Company acknowledges that the holding period of the Shares may be tacked onto the holding period of the Exchanged Warrants, and the Company agrees not to take a position contrary to this Section 22. The Company acknowledges and agrees that

(assuming the Investor is not an affiliate of the Company) upon the consummation of the Exchange, are, as of the date hereof, eligible to be freely resold pursuant to Rule 144. The Company shall be responsible for any transfer agent fees or DTC fees or legal fees of the Company’s counsel with respect to the issuance of Shares in accordance herewith.

23. Most Favored Nations. The Company hereby represents and warrants as of the date hereof and covenants and agrees that none of the terms offered to any Person with respect to the Exchange, including, without limitation with respect to any consent, release, amendment, settlement, or waiver relating to any Exchange (each, a “Settlement Document”), is or will be materially more favorable to such Person than those of the Investor and this Agreement. If, and whenever on or after the date hereof, the Company enters into a Settlement Document, then (i) the Company shall provide notice thereof to the Investor immediately following the occurrence thereof and (ii) the terms and conditions of this Agreement shall be, without any further action by the Investor or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Investor shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Settlement Document, provided that upon written notice to the Company at any time the Investor may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Agreement shall apply to the Investor as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Investor. The provisions of this Section 23 shall apply similarly and equally to each Settlement Document.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has executed this Exchange Agreement as of the date first written above.

Investor:

By
Name:
Title:

Legal Name of Investor:

Address:

Telephone:
Email:

State/Country of Residence:

Taxpayer Identification Number:

DWAC INSTRUCTIONS:

[Signature Page to Exchange Agreement]

IN WITNESS WHEREOF, each of the parties hereto has executed this Exchange Agreement as of the date first written above.

MANNKIND CORPORATION

By
Name:
Title:

[Signature Page to Exchange Agreement]

ANNEX A

Name of Investor	Series A Common Stock Purchase Warrants	Series B Common Stock Purchase Warrants	Total Shares of Common Stock Underlying Exchanged Warrants
[______]	[______]	[______]	[______]

Subject to the terms and conditions of this Agreement, the number of Shares to be issued to the Investor in the Exchange at the Closing will equal the quotient (rounded down to the nearest whole share) of (x) the Deemed Warrant Value+ divided by (y) 90% of the closing price of the Common Stock on the date hereof.

+Deemed Warrant Value = 0.26 × Total Shares of Common Stock Underlying Exchanged Warrants (as set forth in the table above).